FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Investor Shares: FAMVX)

FAM Dividend Focus Fund

(Investor Shares: FAMEX)

FAM Small Cap Fund

(Investor Shares: FAMFX)

Supplement dated March 12, 2026 to the

Prospectus for Investor Shares of the Funds

dated May 1, 2025, as amended September 3, 2025

Effective on March 16, 2026, the following new sub-section is added to the end of the “Fund Management” section of the Prospectus:

ReFlow Liquidity Program

Each Fund may participate in the liquidity program offered by ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares (the “ReFlow Liquidity Program”). The ReFlow Liquidity Program provides each Fund with a potential source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind, in accordance with the Fund’s policies described below under “Redemption In-Kind.” For the use of the ReFlow Liquidity Program, a Fund pays a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among funds participating in the ReFlow Liquidity Program. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund. ReFlow’s purchases of Fund shares through the ReFlow Liquidity Program are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. ReFlow purchases are not subject to any investment minimum applicable to such shares. ReFlow is under no obligation to purchase Fund shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The Advisor believes that the ReFlow Liquidity Program may assist in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the Advisor may also benefit.

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Effective on March 16, 2026, the last paragraph of the “Shareholder Information – Purchasing and Adding to Your Shares” section of the Prospectus is deleted and replaced with the following:

FAM Funds reserves the right to reject purchase applications or to terminate the offering of shares made by this prospectus if, in the opinion of the Board, such termination and/or rejection would be in the best interest of existing shareholders. In the event that your check does not clear, your order(s) will be canceled and you may be liable for losses or fees incurred, or both. FAM Funds have a policy of waiving the minimum initial investment for Fund trustees, and employees and affiliated persons (including family members) of FAM Funds. The minimum initial and subsequent investments and minimum investment balance are waived for the ReFlow Liquidity Program. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $10 fee to defray bank charges. All applications to purchase Fund shares are subject to acceptance by FAM Funds and are not binding until so accepted. FAM Funds do not accept telephone orders for the purchase of shares, and it reserves the right to reject applications in whole or in part. Note that you may not make an initial purchase payment via the Automated Clearing House (ACH) unless you are opening an account online.

Effective on March 16, 2026, the following is added to the “Shareholder Information” section of the Prospectus after the “Shareholder Information – Instructions for Redemption of Shares” subsection:

Redemption In-Kind

Each FAM Fund generally pays redemption proceeds in cash. However, the FAM Funds reserve the right to pay redemption proceeds to you by a distribution of liquid securities from a FAM Fund’s portfolio (a “redemption in-kind”). The FAM Funds may effect redemptions in-kind in an effort (a) to manage cash positions; (b) to mitigate certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions); or (c) other portfolio management purposes. This practice may benefit a FAM Fund and its shareholders by reducing the need for the FAM Fund to maintain significant cash reserves and/or to sell securities held in the FAM Fund to meet redemption requests or other reasons. By doing so, a FAM Fund may avoid or reduce cash drag, transaction costs, and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the NAV of the FAM Fund. With respect to these redemptions in-kind, shareholders will receive either a pro rata basket or a custom basket of securities valued in the same manner as they are valued for purposes of computing a FAM Fund’s NAV. The custom basket would include only securities that have been disclosed as portfolio holdings in the FAM Fund’s most recent public holdings disclosure. The FAM Funds may also use redemptions in-kind for certain FAM Fund shares redeemed by ReFlow. The FAM Funds are not obligated to honor requests for a redemption in-kind.

If a FAM Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash

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and will bear any market risks associated with such securities until they are converted into cash. The securities delivered in a redemption in-kind transaction will be selected in the sole discretion of the FAM Fund and will not necessarily be representative of the FAM Fund’s entire portfolio and they will be valued in the same manner that the FAM Fund’s portfolio securities are valued for purposes of calculating the FAM Fund’s NAV. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each FAM Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a FAM Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the event a FAM Fund held illiquid securities and elected to make a pro rata in-kind redemption, such distribution may contain a pro rata portion of such illiquid securities or a FAM Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. Each FAM Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Investors should retain this supplement for future reference.

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FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

(Investor Shares: FAMVX)

FAM Dividend Focus Fund

(Investor Shares: FAMEX)

FAM Small Cap Fund

(Investor Shares: FAMFX)

Supplement dated March 12, 2026 to the

Statement of Additional Information for Investor Shares of the Funds

dated May 1, 2025, as amended September 3, 2025

Effective on March 16, 2026, the following is added to the end of the “Redemptions” section of the Statement of Additional Information:

A shareholder who redeems shares of a Fund in-kind generally will recognize a gain or a loss equal to the difference between the market value of the securities and other assets received by the shareholder in redemption of its shares at the time of the redemption and the shareholder’s basis in the Fund shares redeemed. Shareholders redeeming Fund shares in-kind should consult their own tax advisors with respect to the tax treatment of any redemption transaction.

Investors should retain this supplement for future reference.

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